Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                            Nader Tavakoli
                                             24 West 40th St., 10th Floor
                                             New York, NY 10018


Date of First Event Requiring Statement:     05/13/08
Issuer and Ticker Symbol:                    Endwave Corporation (ENWV)
Relationship to Issuer:                      10% Owner
Designated Filer:                            EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                           Common Stock
Date of First Transaction                    05/13/08
Transaction Code                             S
Amount of Securities and Price               200 at $7.22 per share
                                             100 at $7.21 per share
                                             2,040 at $7.20 per share



Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         1,281,362
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


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                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                           EagleRock Institutional Partners, LP
                                            24 West 40th St., 10th Floor
                                            New York, NY 10018


Date of Event Requiring Statement:          05/13/08
Issuer and Ticker Symbol:                   Endwave Corporation (ENWV)
Relationship to Issuer:                     10% Owner
Designated Filer:                           EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                          Common Stock
Date of First Transaction                   05/13/08
Transaction Code                            S
Amount of Securities and Price              166 at $7.22 per share
                                            83 at $7.21 per share
                                            1,689 at $7.20 per share

Securities Acquired (A) or Disposed of (D)  D
Amount of Securities Beneficially Owned
     Following Reported Transactions        1,062,951
Ownership Form:                             D
Nature of Indirect Beneficial Ownership:    n/a